Exhibit 10.1
Execution Version

FOURTH AMENDMENT, CONSENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT
This FOURTH AMENDMENT, CONSENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of November 22, 2016, is by and among Exterran Energy Solutions, L.P., a limited partnership formed under the laws of the state of Delaware (the “Borrower”), Exterran Corporation, a corporation formed under the laws of the state of Delaware (“Parent”), the Guarantors party hereto, the Lenders listed on the signature pages attached hereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, Parent, the Administrative Agent and the financial institutions from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to that certain Amended and Restated Credit Agreement, dated as of October 5, 2015 (as amended by the First Amendment, Consent and Waiver to Amended and Restated Credit Agreement, dated as of April 22, 2016, the Second Amendment, Consent and Waiver to Amended and Restated Credit Agreement, dated as of June 17, 2016 the Third Amendment (as defined below) and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
B.    The Borrower and Parent have informed the Lenders that, as a result of certain events more particularly described on the Disclosure Schedule attached hereto (the “Disclosure Schedule”), the Audit Committee of Parent’s Board of Directors (the “Audit Committee”) has concluded that the previously issued audited consolidated financial statements and other financial information contained in Parent’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2015 (the “2015 Audited Report”) should no longer be relied upon. In connection therewith, (a) the Company’s earnings releases and other financial communications for the Fiscal Year ended December 31, 2015 (collectively with the 2015 Audited Report, the “Prior 2015 Financial Information”) may no longer be able to be relied upon and (b) there is a possibility that certain financial information related to the prior fiscal periods of EXH should no longer be relied upon (collectively with the Prior 2015 Financial Information, the “Prior Financial Information”);
C.    The Borrower and Parent have informed the Lenders that management is working to determine the adjustments required to be made to the Prior 2015 Financial Information and, upon completion of such process, will restate or modify the 2015 Audited Report and, if applicable, the other Prior Financial Information (collectively, the “Replacement Financial Information”);
D.    Pursuant to Sections 8.01(b) of the Credit Agreement, Parent timely delivered a Compliance Certificate to the Administrative Agent with respect to the Parent’s compliance with Sections 9.10(a), 9.10(b) and 9.10(c) of the Credit Agreement as of December 31, 2015 (the “Q4 2015 Compliance Certificate”);

E.    A Default or Event of Default may exist or arise under Section 10.01(c) of the Credit Agreement in respect of Section 8.01(b) of the Credit Agreement due to the fact that the information contained in the Q4 2015 Compliance Certificate was based on the Prior 2015 Financial Information, which should no longer be relied upon (the “Compliance Certificate Potential Default”);
F.    Pursuant to Section 8.02(a) of the Credit Agreement, Parent is required to keep its books of record and account and the books of record and account of its Consolidated Subsidiaries in accordance with GAAP;
G.    A Default or Event of Default may exist or arise under Section 10.01(d)(iii) of the Credit Agreement as a result of the potential failure by Parent to keep books of record and account in accordance with GAAP as required by Section 8.02(a) of the Credit Agreement in connection with the Prior Financial Information (the “Books of Record Potential Default”);
H.    Parent and the Borrower have made, or have been deemed to make, from time to time the representations and warranties set forth in Section 7.11 with respect to the accuracy of all or a portion of the Prior Financial Information as and when required by the Loan Documents (collectively, the “Specified Representation”), including pursuant to Section 6.03 in connection with the making of Loans by the Lenders on the occasion of any Borrowing and the issuance, amendment, renewal or extension of any Letter of Credit by the Issuing Bank (any date on which the Specified Representation is made or deemed made, a “Representation Date”);
I.    A Default or Event of Default may exist or arise under Section 10.01(c) of the Credit Agreement as a result of the potential for the Specified Representation to have been false or misleading in any material respect when made or deemed made on one or more Representation Dates (the “Representation Potential Defaults”, and together with the Compliance Certificate Potential Default and the Books of Record Potential Default, the “Specified Potential Defaults”);
J.    Additional related Defaults or Events of Default may exist or arise (i) under Section 10.01(c) of the Credit Agreement in the event that any representation or warranty made or deemed made as to the absence of a Default or Event of Default under the Loan Documents was false or misleading in any material respect on any Representation Date, in any such case solely as a result of the existence of the Specified Potential Defaults on such Representation Date; (ii) under Section 10.01(d)(i) of the Credit Agreement due to the failure to notify the Administrative Agent of any Specified Potential Default promptly after a Responsible Officer of Parent or the Borrower obtains actual knowledge thereof, as required by Section 8.01(e) of the Credit Agreement; and (iii) under Section 10.01(d) of the Credit Agreement due to the taking of any action conditioned upon the absence of a Default or Event of Default solely due to the presence of a Specified Potential Default at such time (collectively, the “Related Potential Defaults”);
K.    Section 8.01(a)(ii) of the Credit Agreement requires that Parent deliver to the Administrative Agent a copy of the quarterly report filed by Parent with the SEC pursuant to Section 13 or 15(d) of the Exchange Act for (i) the Fiscal Quarter ended March 31, 2016 (the “Q1 2016 Quarterly Report”), (ii) the Fiscal Quarter ended June 30, 2016 (the “Q2 2016 Quarterly Report”), and (iii) the Fiscal Quarter ended September 30, 2016 (the “Q3 2016 Quarterly Report”) in each case within 30 days after the same is required to be filed with the SEC (but in any event within 60 days after the end of such Fiscal Quarter);

L.    Section 8.01(b) of the Credit Agreement requires that Parent cause to be delivered to the Administrative Agent a Compliance Certificate within ten Business Days of any delivery or deemed delivery of any quarterly report delivered by Parent pursuant to Section 8.01(a) of the Credit Agreement;
M.    The Borrower and Parent had previously requested that the Lenders consent to an extension of the periods set forth in Sections 8.01(a) and 8.01(b) of the Credit Agreement for delivery of (i) the Q1 2016 Quarterly Report and the related Compliance Certificate (the “Original Q1 2016 Quarterly Report Extension”), (ii) the Q2 2016 Quarterly Report and the related Compliance Certificate (the “Original Q2 2016 Quarterly Report Extension”), and (iii) the Q3 2016 Quarterly Report and the related Compliance Certificate (the “Original Q3 2016 Quarterly Report Extension”), in each case to the earlier of (x) within ten Business Days following the date Parent files its quarterly report with the SEC for the Fiscal Quarter ended March 31, 2016, the Fiscal Quarter ended June 30, 2016, or the Fiscal Quarter ended September 30, 2016, respectively, and (y) November 30, 2016;
N.    Pursuant to that certain Third Amendment, Consent and Waiver to Amended and Restated Credit Agreement, dated as of August 24, 2016 (the “Third Amendment”), among the Borrower, Parent, the Administrative Agent and the Lenders party thereto, the Lenders agreed to (i) waive any and all Specified Potential Defaults and Related Potential Defaults until November 30, 2016 (the “Waiver Termination Date”) unless on or prior to such date, Parent shall have delivered to the Administrative Agent the Financial Information Deliverables (as defined in the Third Amendment) and (ii) consent to the Original Q1 2016 Quarterly Report Extension, the Original Q2 2016 Quarterly Report Extension and the Original Q3 2016 Quarterly Report Extension; and
O.    The Borrower and Parent have requested that the Lenders consent to (i) an extension of the Waiver Termination Date until February 28, 2017, (ii) an extension of the Original Q1 2016 Quarterly Report Extension until the earlier of (x) within ten Business Days following the date Parent files its quarterly report with the SEC for the Fiscal Quarter ended March 31, 2016 and (y) February 28, 2017 (the “Amended Q1 2016 Quarterly Report Extension”), (iii) an extension of the Original Q2 2016 Quarterly Report Extension until the earlier of (x) within ten Business Days following the date Parent files its quarterly report with the SEC for the Fiscal Quarter ended June 30, 2016 and (y) February 28, 2017 (the “Amended Q2 2016 Quarterly Report Extension”) and (iv) an extension of the Original Q3 2016 Quarterly Report Extension until the earlier of (x) within ten Business Days following the date Parent files its quarterly report with the SEC for the Fiscal Quarter ended September 30, 2016 and (y) February 28, 2017 (the “Amended Q3 2016 Quarterly Report Extension”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement. Unless otherwise indicated, all references to Sections, Articles, Annexes and Schedules in this Fourth Amendment refer to Sections, Articles, Annexes and Schedules of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.
2.1    Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Fourth Amendment” means that certain Fourth Amendment, Consent and Waiver to Amended and Restated Credit Agreement dated as of November 22, 2016, by and among the Borrower, Parent, the Lenders party thereto and the Administrative Agent.
“Fourth Amendment Effective Date” means November 22, 2016.
2.2    Amendment and Restatement of Definitions. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entireties to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, the Commitment Increase Certificates, the Additional Revolving Lender Certificates, the Letters of Credit, the Fee Letters, the Security Instruments, any Term Loan Refinancing Intercreditor Agreement and each consent, waiver, subordination agreement, intercreditor agreement, Compliance Certificate, Borrowing Request, Letter of Credit Request or Interest Election Request executed by the Borrower pursuant to this Agreement.
“Required Financial Information” means, collectively, (a) the Financial Information Deliverables (as defined in Section 3 of the Fourth Amendment), (b) the Q1 2016 Quarterly Report (as defined in the Fourth Amendment) and the related Compliance Certificate, (c) the Q2 2016 Quarterly Report (as defined in the Fourth Amendment) and the related Compliance Certificate and (d) the Q3 2016 Quarterly Report (as defined in the Fourth Amendment) and the related Compliance Certificate.
2.3    Amendments to Definition of “Applicable Margin”. Section 1.01 of the Credit Agreement is amended hereby by amending and restating the last paragraph of the definition “Applicable Margin” to read in full as follows:
“Notwithstanding the foregoing, for purposes of determining the Applicable Margin for the period commencing on the First Amendment Effective Date and ending on the earlier to occur of (x) the date the Required Financial Information is delivered to the Administrative Agent and (y) February 28, 2017, the Total Leverage Ratio will be deemed to be that which corresponds to Level VI. Each change in the Applicable Margin resulting from a change in the Total Leverage Ratio (which shall be calculated quarterly) shall take effect as of the fifth Business Day following the receipt of the Compliance Certificate delivered pursuant to Section 8.01(b); provided that the Total Leverage Ratio shall be deemed to be Level VI if the Borrower fails to deliver the annual or quarterly consolidated financial statements required to be delivered by it pursuant to Sections 8.01(a) and 8.01(b), respectively, during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered. In the event that any financial statement or Compliance Certificate delivered pursuant to Section 8.01(a) or (b) is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period after February 28, 2017 (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, and only in such case, then Parent and the Borrower shall promptly (i) deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (ii) determine the Applicable Margin for such Applicable Period based upon the corrected Compliance Certificate, and (iii) pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 4.01. The preceding sentence is in addition to rights of the Administrative Agent and Lenders with respect to Sections 3.02(e), 10.01 and 10.02 and other of their respective rights under this Agreement.
Section 3.    Waiver of Specified Potential Defaults and Related Potential Defaults. Subject to the occurrence of the Fourth Amendment Effective Date (as defined below), the Majority Lenders hereby waive, solely in respect of the matters expressly described in the Disclosure Schedule, (x) any and all Specified Potential Defaults and Related Potential Defaults to the extent now existing or hereafter arising and (y) any requirement that Parent or the Borrower make any representations and warranties after the date hereof as to any Prior Financial Information; provided that the waiver and agreements set forth in this Section 4 shall terminate on February 28, 2017 unless on or prior to such date, Parent shall have delivered to the Administrative Agent the following (collectively, the “Financial Information Deliverables”):
(a)(i) the Replacement Financial Information in respect of the 2015 Audited Report and (ii) the Q1 2016 Quarterly Report, the Q2 2016 Quarterly Report and the Q3 2016 Quarterly Report; provided that delivery of such Replacement Financial Information and the Q1 2016 Quarterly Report, the Q2 2016 Quarterly Report and the Q3 2016 Quarterly Report shall be deemed to be made by Parent if Parent shall have made available a restated or modified copy of the 2015 Audited Report, or the Q1 2016 Quarterly Report, the Q2 2016 Quarterly Report and the Q3 2016 Quarterly Report, respectively, on “EDGAR” (or any successor thereto) and/or on its home page on the worldwide web by such date; and

(b)a replacement Compliance Certificate delivered for the Fiscal Year ended December 31, 2015, for the Fiscal Quarter ended March 31, 2016, for the Fiscal Quarter ended June 30, 2016 and for the Fiscal Quarter ended September 30, 2016, in each case that demonstrates that Parent was in compliance with each of the covenants set forth in Sections 9.10(a), 9.10(b) and 9.10(c) of the Credit Agreement as of such date and certifies that as of such date there were no Defaults that had occurred and were continuing (other than the Specified Potential Defaults and Related Potential Defaults).

Section 4.    Consent.
4.1    Subject to the occurrence of the Fourth Amendment Effective Date, the Majority Lenders hereby consent to the Amended Q1 2016 Quarterly Report Extension, the Amended Q2 2016 Quarterly Report Extension and the Q3 2016 Quarterly Report Extension for delivery of the Q1 2016 Quarterly Report, Q2 2016 Quarterly Report and the Q3 2016 Quarterly Report, respectively, and the respective related Compliance Certificates, and no Default or Event of Default

shall arise under the Loan Documents with respect to such delayed delivery so long as the Q1 2016 Quarterly Report, the Q2 2016 Quarterly Report and the Q3 2016 Quarterly Report and the respective related Compliance Certificates are delivered on or prior to the earlier of (i) (A) with respect to the Q1 2016 Quarterly Report, ten Business Days following the date Parent files its quarterly report with the SEC for the Fiscal Quarter ended March 31, 2016, (B) with respect to the Q2 2016 Quarterly Report, ten Business Days following the date Parent files its quarterly report with the SEC for the Fiscal Quarter ended June 30, 2016 and (C) with respect to the Q3 2016 Quarterly Report, ten Business Days following the date Parent files its quarterly report with the SEC for the Fiscal Quarter ended September 30, 2016 and (ii) February 28, 2017, in each case in conformity with the terms of Section 8.01 of the Credit Agreement. The failure to deliver the Q1 2016 Quarterly Report, the Q2 2016 Quarterly Report, the Q3 2016 Quarterly Report and the respective related Compliance Certificates in conformity with the terms of Section 8.01 of the Credit Agreement as required by this Section 4.1 shall constitute an immediate Event of Default under the Credit Agreement.
4.2    The consents set forth in this Section 4 are limited to the extent described herein and shall not be construed to be a consent to the modification of any other terms of the Credit Agreement or of the other Loan Documents, except as required to implement the consent set forth in this Section 4.
Section 5.    Covenants Regarding Financial Statements, etc. From and after the Fourth Amendment Effective Date, each of Parent and the Borrower covenants and agrees that:
(a)    if Parent shall have not yet delivered the Replacement Financial Information and the Q1 2016 Quarterly Report, the Q2 2016 Quarterly Report and Q3 2016 Quarterly Report and the respective related Compliance Certificates, Parent shall deliver, or shall cause to be delivered, to the Administrative Agent:
(1)     as soon as available, but in any event not later than November 30, 2016, the unaudited consolidated balance sheet of Parent and its Consolidated Subsidiaries as of October 31, 2016 and the related unaudited consolidated statement of operations for the calendar month of October 2016, certified by a Responsible Officer as being prepared in good faith consistent with Parent’s internal monthly reporting processes, but subject in all respects to normal quarter-end adjustments and adjustments required to be made as a result of the matters described in the Disclosure Schedule (the “Disclosure Schedule Matters”);
(2)     as soon as available, but in any event not later than December 31, 2016, the unaudited consolidated balance sheet of Parent and its Consolidated Subsidiaries as of November 30, 2016 and the related unaudited consolidated statement of operations for the calendar month of November 2016, certified by a Responsible Officer as being prepared in good faith consistent with Parent’s internal monthly reporting processes, but subject in all respects to normal quarter-end adjustments and adjustments required to be made as a result of the Disclosure Schedule Matters;
(3)    as soon as available, but in any event not later than February 15, 2017, (A) the unaudited consolidated balance sheet of Parent and its Consolidated Subsidiaries for the Fiscal Quarter ended December 31, 2016 and the related unaudited consolidated statements of operations and of cash flows for such Fiscal Quarter, and with respect to the unaudited consolidated statements of operations and of cash flows, such statements shall set forth in comparative form the figures as of the end of and for the corresponding period in the previous year, in each case in accordance with GAAP, subject to normal year-end audit adjustments, the absence of footnotes and adjustments required to be made as a result of Disclosure Schedule Matters, and (B) calculations of the financial covenants set forth in Section 9.10, in each case certified by a Responsible Officer as being prepared in good faith based on the financial information available to Parent at such time, but subject in all respects to adjustments required to be made as a result of the Disclosure Schedule Matters; and
(4)    as soon as available, but in any event not later than February 28, 2017, the unaudited consolidated balance sheet of Parent and its Consolidated Subsidiaries as of January 30, 2017 and the related unaudited consolidated statement of operations for the calendar month of January 2017, certified by a Responsible Officer as being prepared in good faith consistent with Parent’s internal monthly reporting processes, but subject in all respects to normal quarter-end adjustments and adjustments required to be made as a result of the Disclosure Schedule Matters.
(b)    The parties hereto hereby agree that, notwithstanding anything to the contrary contained in any Loan Document, neither Parent nor the Borrower nor any other Loan Party shall make any representation and warranty (including the representation and warranty contained in Section 7.11 of the Credit Agreement) with respect to any of the financial information described in this Section 5, except to the extent expressly set forth in any written certification required to be delivered to the Administrative Agent pursuant to this Section 5.
Section 6.    Conditions Precedent. This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fourth Amendment Effective Date”):
6.1    The Administrative Agent shall have received from the Majority Lenders, the Borrower, and each Guarantor counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.
6.2    The Borrower shall have paid to the Administrative Agent all other fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
6.3    No Default or Event of Default shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Fourth Amendment
6.4    The Administrative Agent shall have received such other documents as the Administrative Agent (or its counsel) may reasonably request relating to the transactions contemplated by the Fourth Amendment
Section 7.    Miscellaneous.

7.1    Confirmation. The provisions of the Credit Agreement, except as specifically waived or consented to above, or as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment. The amendments contemplated hereby shall not limit or impair any Liens granted by the Borrower or any other Loan Party to secure the Secured Obligations, each of which are hereby ratified, affirmed and extended to secure the Secured Obligations as they may be extended pursuant hereto.
7.2    Representations and Warranties.
(a)    Ratification and Affirmation. The Borrower hereby: (i) acknowledges the terms of this Fourth Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) agrees that, from and after the Fourth Amendment Effective Date, each reference to the Credit Agreement in the Security Instruments and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (iv) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment, including the waivers and consents contained herein: (A) all of the representations and warranties made by the Borrower contained in each Loan Document to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties are true and correct in all material respects as of such specified earlier date; provided that no representations and warranties are made herein as to any Prior Financial Information; and (B) other than any Default or Event of Default with respect to the Specified Potential Defaults and Related Potential Defaults, no Default or Event of Default has occurred and is continuing
(b)    Corporate Authority; Enforceability; No Conflicts. The Borrower hereby represents and warrants to the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this Fourth Amendment; (ii) the execution, delivery and performance by the Borrower of this Fourth Amendment has been duly authorized by all necessary action on its part; (iii) this Fourth Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) the execution and delivery of this Fourth Amendment by the Borrower and the performance of its obligations hereunder require no authorizations, approvals or consents of, or registrations or filings with, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Fourth Amendment nor the transactions contemplated hereby will (A) contravene, or result in a breach of, the Organization Documents of the Borrower, (B) violate any Governmental Requirement applicable to or binding upon the Borrower or any of its Properties, except to the extent that any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (C) violate or result in a default under any agreement or instrument to which the Borrower is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which its Properties are subject, except to the extent that any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
(c)    Compliance with Financial Covenants. The Borrower hereby represents and warrants to Administrative Agent, the Issuing Banks and the Lenders that, notwithstanding the occurrence of the Disclosure Schedule Matters and any restatement or adjustments to the Prior Financial Information, to the best knowledge of any Financial Officer of the Borrower as of the date this representation and warranty is made, Parent is in compliance with the financial covenants contained in Section 9.10 (i) as of the last day of the Testing Period ended December 31, 2015, and (ii) as of the last day of each Testing Period ending thereafter, but prior to the date this representation and warranty is made.
7.3    No Waiver.    Neither the execution by the Administrative Agent or the Lenders of this Fourth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Default or Event of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fourth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents, except to the extent expressly set forth in this Fourth Amendment. Similarly, nothing contained in this Fourth Amendment shall directly or indirectly in any way whatsoever: (a) except for the waivers set forth herein, impair, prejudice or otherwise adversely affect the Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default; (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents or any other contract or instrument.
7.4    Loan Document. This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
7.5    Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
7.6    Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile transmission or electronic transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart hereof.
7.7    NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES

RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
7.8    GOVERNING LAW. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
7.9 RELEASE FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, EACH LOAN PARTY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, HEREBY WAIVES, RELEASES, ACQUITS, AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER, THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ADVISORS AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, CAUSES OF ACTION, JUDGMENTS, SUITS OR LIABILITIES OF ANY KIND AND NATURE WHATSOEVER, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED, WHETHER ABSOLUTE OR CONTINGENT, WHETHER DUE OR TO BECOME DUE, WHETHER DISPUTED OR UNDISPUTED, IN EACH CASE THAT ARE KNOWN TO SUCH LOAN PARTY AS OF THE DATE HEREOF (INCLUDING, WITHOUT LIMITATION, ANY CROSS-CLAIMS, OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY IN EACH CASE THAT ARE KNOWN TO SUCH LOAN PARTY AS OF THE DATE HEREOF) (COLLECTIVELY, THE “RELEASED CLAIMS”), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE HEREOF BUT ONLY TO THE EXTENT DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE PROVISIONS OF THIS SECTION 7.9 SHALL SURVIVE THE TERMINATION OF THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND PAYMENT IN FULL OF THE SECURED OBLIGATIONS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

EXTERRAN ENERGY SOLUTIONS, L.P., a
Delaware limited partnership, as the Borrower

By:	/s/ David A. Barta
Name:	David A. Barta
Title:	Senior Vice President

EXTERRAN CORPORATION, a Delaware
corporation, as Parent

By:	/s/ David A. Barta
Name:	David A. Barta
Title:	Senior Vice President

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and
as a Lender

By:	/s/ Timothy P. Gebauer
Name:	Timothy P. Gebauer
Title:	Director

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender and Issuing Bank

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

BANK OF AMERICA, N.A., as a Lender and
Issuing Bank

By:	/s/ Tyler Ellis
Name:	Tyler Ellis
Title:	Director

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

ROYAL BANK OF CANADA, as a Lender and
Issuing Bank

By:	/s/ Matthias Wong
Name:	Matthias Wong
Title:	Authorized Signatory

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

CITIBANK, N.A., as a Lender and Issuing Bank

By:	/s/ Ivan Davey
Name:	Ivan Davey
Title:	Vice President

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

THE BANK OF NOVA SCOTIA, as a Lender and
Issuing Bank

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

HSBC BANK USA, N.A, as a Lender

By:	/s/ Michael Bustios
Name:	Michael Bustios
Title:	Vice President, 20556

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Jeff Deutsch
Name:	Jeff Deutsch
Title:	Senior Vice President

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Mary McElwain
Name:	Mary McElwain
Title:	Senior Vice President

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

CATERPILLAR FINANCIAL SERVICES
CORPORATION, as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Credit Manager

Signature Page to Fourth Amendment – Exterran Energy Solutions, L.P.

REAFFIRMATION AND RATIFICATION: Each Guarantor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party, including the Guaranty and Collateral Agreement, as amended by the Fourth Amendment, and agrees that each Loan Document to which it is a party, including the Guaranty and Collateral Agreement, as amended by the Fourth Amendment, remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties made by such Guarantor contained in each Loan Document to which such Guarantor is a party, including the Guaranty and Collateral Agreement, as amended by the Fourth Amendment, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as though made on and as of the Fourth Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

ACKNOWLEDGED AND RATIFIED:	EXTERRAN CORPORATION

	By:	/s/ David A. Barta
	Name:	David A. Barta
	Title:	Senior Vice President

Reaffirmation and Ratification
Fourth Amendment – Exterran Energy Solutions, L.P.

Disclosure Schedule

Parent is reviewing whether certain costs and expense estimates made in connection with certain projects undertaken by Belleli Energy S.r.l. and its Subsidiaries (collectively, the “Belleli Entities”) were either under-reported or reported during incorrect periods.  The Belleli Entities are Restricted Subsidiaries of Parent.

The Belleli Entities account for their projects using the cost-to-total cost percentage-of-completion method of accounting. Based on preliminary results of an internal investigation, Parent has determined that it is likely that the costs and expenses referred to above should have been recognized in prior periods, and that the percentage-of-completion estimate of revenue on such projects will need to be adjusted to lower amounts in such prior periods

The amount and timing of such costs and expenses, and the related adjustments to revenue for prior periods, are under review and cannot yet be quantified.

Parent is also reviewing whether certain non-cash tax adjustments may need to be made with respect to such circumstances as were disclosed to the Administrative Agent and Lenders prior to the Fourth Amendment Effective Date.